Special Stockholders Meeting April 17, 2012 NASDAQ (UNIS) and ASX (UNS) Exhibit 99.1

Welcome Mr. Jim Bosnjak OAM Non-Executive Chairman April 17, 2012 * * * * * * * * * * * *

3
Resolution One
THE RATIFICATION OF THE ISSUANCE AND SALE BY
THE COMPANY OF 8,250,000 SHARES OF COMMON
STOCK (EQUIVALENT TO 49,500,000 CDIS) IN AN UNDER-
WRITTEN PUBLIC OFFERING ON NOVEMBER 16, 2011
April 17, 2012

4 Confirmation of Quorum Eligible Votes 73,864,131 Voted Total 29,482,526 Voted Total (%) 40% April 17, 2012

5
Resolution One
April 17, 2012
THE RATIFICATION OF THE ISSUANCE AND SALE BY
THE COMPANY OF 8,250,000 SHARES OF COMMON
STOCK (EQUIVALENT TO 49,500,000 CDIS) IN AN UNDER-
WRITTEN PUBLIC OFFERING ON NOVEMBER 16, 2011
For Against Abstain
Item 1. 28,658,868
(97.21%)
630,693
(2.14%)
192,965
(0.65%)

Other Business April 17, 2012 * * * * * * * * * * * * *

Close of Meeting April 17, 2012 * * * * * * * * * * * * *